Fair Value Measurements - Carrying Value and Estimated Fair Value of Long-term Debt and Finance Leases, Including Current Maturities (Detail) - USD ($) $ in Thousands	Mar. 31, 2025	Sep. 30, 2024	Sep. 30, 2023
Fair Value Disclosures [Abstract]
Long-term debt and finance leases, including current maturities, carrying value	$ 131,678	$ 315,210	$ 538,300
Long-term debt and finance leases, including current maturities, fair value	$ 124,600	$ 305,300	$ 493,600